Exhibit 99.1

AmeriCredit Corp.

Composition of the Receivables
2005-D-A Initial cut
11/9/2005*

	New	Used	Total

Aggregate Principal Balance (1)	$278,510,039.92	$671,491,449.02	$950,001,488.94

Number of Receivables in Pool	12,977	43,399	56,376

Percent of Pool by Principal Balance	29.32%	70.68%	100.00%

Average Principal Balance	$21,461.82	$15,472.51	$16,851.17
Range of Principal Balances	($362.12 to $58,276.94)	($285.20 to $77,229.49)

Weighted Average APR (1)	15.60%	17.70%	17.09%
Range of APRs	(1.90% to 29.99%)	(5.95%% to 29.99%)

Weighted Average Remaining Term	67	63	64
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)

Weighted Average Original Term	68	64	65
Range of Original Terms	(12 to 72 months)	(12 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)

1.000%-1.999%	21,323.76	0.00%	1	0.00%
2.000%-2.999%	24,379.32	0.00%	1	0.00%
3.000%-3.999%	194,388.72	0.02%	8	0.01%
4.000%-4.999%	194,265.26	0.02%	7	0.01%
5.000%-5.999%	790,825.24	0.08%	31	0.05%
6.000%-6.999%	1,041,547.13	0.11%	49	0.09%
7.000%-7.999%	3,208,806.22	0.34%	144	0.26%
8.000%-8.999%	6,332,552.57	0.67%	299	0.53%
9.000%-9.999%	18,613,579.68	1.96%	897	1.59%
10.000%-10.999%	24,319,408.95	2.56%	1,234	2.19%
11.000%-11.999%	46,302,313.66	4.87%	2,382	4.23%
12.000%-12.999%	52,906,775.55	5.57%	2,798	4.96%
13.000%-13.999%	55,843,087.33	5.88%	2,913	5.17%
14.000%-14.999%	58,347,806.04	6.14%	3,058	5.42%
15.000%-15.999%	59,403,169.57	6.25%	3,128	5.55%
16.000%-16.999%	73,310,130.10	7.72%	3,929	6.97%
17.000%-17.999%	109,649,613.27	11.54%	6,319	11.21%
18.000%-18.999%	153,520,720.87	16.16%	9,387	16.65%
19.000%-19.999%	90,476,147.73	9.52%	6,064	10.76%
20.000%-20.999%	97,801,142.19	10.29%	6,669	11.83%
21.000%-21.999%	62,211,955.77	6.55%	4,358	7.73%
22.000%-22.999%	24,145,121.41	2.54%	1,770	3.14%
23.000%-23.999%	7,328,997.56	0.77%	581	1.03%
24.000%-24.999%	3,285,781.84	0.35%	281	0.50%
25.000%-25.999%	367,987.97	0.04%	34	0.06%
26.000%-26.999%	171,591.72	0.02%	16	0.03%
27.000%-27.999%	103,974.05	0.01%	10	0.02%
28.000%-28.999%	32,408.14	0.00%	3	0.01%
29.000%-29.999%	51,687.32	0.01%	5	0.01%

TOTAL	950,001,488.94	100.00%	56,376	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

* Receivable information is through close of business on date indicated.

Back to Contents

AmeriCredit Corp.

Distribution of the Receivables by Geographic Location of Obligor
2005-D-A Initial cut
11/9/05*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)

Alabama	19,327,670.13	2.03%	1,160	2.06%
Alaska	1,688,995.56	0.18%	93	0.16%
Arizona	21,498,388.74	2.26%	1,268	2.25%
Arkansas	10,591,647.69	1.11%	657	1.17%
California	110,766,353.47	11.66%	5,560	9.86%
Colorado	12,119,295.87	1.28%	727	1.29%
Connecticut	6,779,571.90	0.71%	412	0.73%
Delaware	3,447,879.03	0.36%	209	0.37%
District of Columbia	1,582,781.93	0.17%	92	0.16%
Florida	96,442,670.13	10.15%	5,447	9.66%
Georgia	35,098,822.59	3.69%	2,049	3.63%
Hawaii	3,834,253.57	0.40%	214	0.38%
Idaho	2,003,829.03	0.21%	135	0.24%
Illinois	36,190,981.95	3.81%	2,286	4.05%
Indiana	17,620,482.40	1.85%	1,123	1.99%
Iowa	4,956,568.35	0.52%	317	0.56%
Kansas	4,689,116.99	0.49%	300	0.53%
Kentucky	14,744,554.17	1.55%	972	1.72%
Louisiana	15,703,782.85	1.65%	919	1.63%
Maine	4,289,924.45	0.45%	280	0.50%
Maryland	19,504,419.94	2.05%	1,157	2.05%
Massachusetts	14,220,487.33	1.50%	871	1.54%
Michigan	20,828,435.36	2.19%	1,355	2.40%
Minnesota	8,053,997.44	0.85%	507	0.90%
Mississippi	15,220,053.46	1.60%	912	1.62%
Missouri	14,804,611.42	1.56%	939	1.67%
Nebraska	2,383,391.52	0.25%	156	0.28%
Nevada	13,928,518.65	1.47%	756	1.34%
New Hampshire	3,789,055.86	0.40%	252	0.45%
New Jersey	20,824,862.98	2.19%	1,176	2.09%
New Mexico	8,348,089.00	0.88%	517	0.92%
New York	38,424,547.27	4.04%	2,453	4.35%
North Carolina	34,302,658.93	3.61%	2,033	3.61%
Ohio	42,637,812.41	4.49%	2,897	5.14%
Oklahoma	12,304,992.17	1.30%	783	1.39%
Oregon	7,850,691.98	0.83%	505	0.90%
Pennsylvania	39,582,580.83	4.17%	2,511	4.45%
Rhode Island	3,376,368.61	0.36%	196	0.35%
South Carolina	12,463,522.30	1.31%	786	1.39%
South Dakota	1,009,504.02	0.11%	66	0.12%
Tennessee	20,123,543.16	2.12%	1,280	2.27%
Texas	107,164,249.07	11.28%	6,020	10.68%
Utah	4,743,012.89	0.50%	302	0.54%
Vermont	1,624,436.46	0.17%	109	0.19%
Virginia	20,602,336.59	2.17%	1,241	2.20%
Washington	16,590,219.82	1.75%	942	1.67%
West Virginia	7,694,888.76	0.81%	515	0.91%
Wisconsin	12,107,076.66	1.27%	790	1.40%
Other (3)	2,115,553.25	0	129	0

TOTAL	$950,001,488.94	100.00%	56,376	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

* Receivable information is through close of business on date indicated.

Other States

WY	966,532.03	59
ND	588,131.84	37
MT	471,117.94	29
AE	75,188.11	3
AA	14,583.33	1

Total	2,115,553.25	129